United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-3385

(Investment Company Act File Number)

Federated Stock Trust
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 10/31/09

Date of Reporting Period: 10/31/09

Item 1.                      Reports to Stockholders

Federated Stock Trust

ANNUAL SHAREHOLDER REPORT

October 31, 2009

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND FUND OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended October 31,	2009	2008	2007	2006[1]	2005
Net Asset Value, Beginning of Period	$18.61	$33.11	$34.79	$37.52	$34.57
Income From Investment Operations:
Net investment income	0.37	0.32	0.43	0.37	0.48
Net realized and unrealized gain (loss) on investments	1.04	(9.14)	2.47	4.72	2.96
TOTAL FROM INVESTMENT OPERATIONS	1.41	(8.82)	2.90	5.09	3.44
Less Distributions:
Distributions from net investment income	(0.40)	(0.30)	(0.43)	(0.37)	(0.49)
Distributions from net realized gain on investments	—	(5.38)	(4.15)	(7.45)	—
TOTAL DISTRIBUTIONS	(0.40)	(5.68)	(4.58)	(7.82)	(0.49)
Net Asset Value, End of Period	$19.62	$18.61	$33.11	$34.79	$37.52
Total Return[2]	7.99%	(30.80)%	9.48%	15.70%	9.98%
Ratios to Average Net Assets:
Net expenses	0.99%[3]	0.99%[3]	0.99%[3]	0.99%[3]	0.99%[3]
Net investment income	2.11%	1.30%	1.32%	1.17%	1.28%
Expense waiver/reimbursement[4]	0.26%	0.18%	0.12%	0.10%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$254,796	$279,403	$582,492	$741,337	$873,630
Portfolio turnover	187%	63%	59%	54%	43%
1	Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.98%, 0.99%, 0.98%, 0.99% and 0.98%, after taking into account these expense reductions for the years ended October 31, 2009, 2008, 2007, 2006 and 2005, respectively.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 5/1/2009	Ending Account Value 10/31/2009	Expenses Paid During Period[1]
Actual	$1,000	$1,220.90	$5.54
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,020.21	$5.04
1	Expenses are equal to the Fund's annualized net expense ratios of 0.99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund
Performance (unaudited)

Fund Performance

The Fund's total return, based on net asset value, for the fiscal year ended October 31, 2009 was 7.99%. The total return of the Russell 1000® Value Index1 benchmark was 4.78% for the same period. The total return of the Lipper Equity Income Average2 was 8.59% for the same period. The Fund's total return for the fiscal year reflected taxes, sales charges, expenses or other fees which were not reflected in the total return of the Russell 1000® Value Index. On April 1, 2009, management of the Fund was assumed by Federated's MDT Advisers investment team, which uses its proprietary quantitative computer model, the Optimum Q Process.

1	The Fund's investment adviser has elected to change the benchmark index from S&P 500/Citigroup Value Index to the Russell 1000®Value Index. The Russell 1000®Value Index is more representative of the securities typically held by the Fund. The Russell 1000®Value Index measures the performance of the large-cap segment of the U.S. equity universe for those companies with lower price-to-book ratios and higher forecasted growth values. It is a subset of the Russell 3000® Index.
2	Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. They do not reflect sales charges.
Annual Shareholder Report

Market Overview

During the 12-month period ended October 31, 2009, domestic equity markets rebounded significantly from the recent deterioration in global economic conditions. The Russell 3000® Index,3 which represents the performance of the 3,000 largest U.S. companies by market capitalization, finished the period up 10.83%. Mid-cap stocks had the best relative results as demonstrated by the 18.75% return of the Russell Midcap® Index,4 which exceeded the return of mid- and small-cap stocks within the Russell 1000® Index5 and the Russell 2000® Index6 which returned 11.20% and 6.46%, respectively. Growth stocks significantly outperformed value stocks during this period with the Russell 3000® Growth Index7 and Russell 3000® Value Index8 returning 17.04% and 4.56%, respectively.

The benchmark Russell 1000® Value Index performed well during the 12 months, returning 4.78% for the period. The best performing sectors of the benchmark during the reporting period were Information Technology (up 37.32%) and Consumer Discretionary (up 21.65%). The worst performing sectors were Financials (down 7.98%) and Industrials (down 4.83%).

3	The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000® is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.
4	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged; investments cannot be made directly in an index.
5	The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market.
6	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged; investments cannot be made directly in an index.
7	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged; investment cannot be made directly in an index.
8	The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged; investments cannot be made directly in an index.
Annual Shareholder Report

Factors in Fund Performance

Positive factors in the Fund's performance relative to the Russell 1000® Value Index included stock selection in the Industrials, Telecommunications Services and Materials sectors. Additionally, an underweight in the Telecommunications Services sector provided a significant contribution to relative performance. Individual stocks contributing to the Fund's performance relative to the Russell 1000® Value Index included: Norfolk Southern Corporation, ConocoPhillips, Procter & Gamble Company and Apache Corporation.

Negative factors in the Fund's performance relative to the Russell 1000® Value Index included stock selection in the Financials, Consumer Discretionary, and Consumer Staples sectors. Additionally, an overweight in the Utilities sector detracted from relative performance. Individual stocks detracting from the Fund's performance relative to the Russell 1000® Value Index included: BB&T Corporation, Wells Fargo & Company, JP Morgan Chase & Company and Aflac Incorporated.

Annual Shareholder Report

GROWTH OF A $25,000 INVESTMENT

The graph below illustrates the hypothetical investment of $25,0001 in Federated Stock Trust (the “Fund”) from October 31, 1999 to October 31, 2009, compared to the Standard and Poor's 500/Citigroup Value Index (S&P 500/Citigroup Value Index),2 the Standard and Poor's 500 Index (S&P 500)2, the Russell 1000 Value Index (RU1000V)2,3, and the Lipper Large Cap Value Funds Average (LLCVFA).2

Average Annual Total Returns for the Period Ended 10/31/2009
1 Year	7.99%
5 Years	0.81%
10 Years	1.58%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/Citigroup Value Index, S&P 500, LLCVFA and the Russell 1000 Value Index ® have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.
2	The S&P 500/Citigroup Value Index, S&P 500 and the Russell 1000 Value Index® are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LLCVFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. Indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index or average.
3	The Fund's investment adviser has elected to change the benchmark index from S&P 500/Citigroup Value Index to the Russell 1000® Value Index. The Russell 1000® Value Index is more representative of the securities typically held by the Fund. The Russell 1000® Value Index measures the performance of the large-cap segment of the U.S. equity universe for those companies with lower price-to-book ratios and higher forecasted growth values. It is a subset of the Russell 3000® Index.

Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)

At October 31, 2009, the Fund's sector composition1 was as follows:

Sector Composition	Percentage of Total Net Assets
Energy	26.3%
Financial Services	23.8%
Capital Goods	10.8%
Consumer Staples	10.1%
Health Care	8.6%
Public Utilities	7.4%
Basic Industries	4.4%
Transportation	4.2%
Information Technology	2.2%
Consumer Cyclicals	1.0%
Cash Equivalents[2]	1.7%
Other Assets and Liabilities — Net[3]	(0.5)%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.
2	Cash Equivalents includes any investments in money market mutual funds, and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments

October 31, 2009

Shares			Value
		COMMON STOCKS – 98.8%
		Basic Industries – 4.4%
78,432		Allegheny Technologies, Inc.	2,420,412
11,771		Ball Corp.	580,663
89,290		Bunge Ltd.	5,094,887
58,574		Commercial Metals Corp.	869,238
28,581		Eastman Chemical Co.	1,500,788
12,946		FMC Corp.	661,541
		TOTAL	11,127,529
		Capital Goods – 10.8%
14,084		Flowserve Corp.	1,383,190
71,202		General Dynamics Corp.	4,464,365
21,681		Grainger (W.W.), Inc.	2,032,160
87,668		Illinois Tool Works, Inc.	4,025,715
21,012		L-3 Communications Holdings, Inc.	1,518,958
42,774		Lockheed Martin Corp.	2,942,423
57,355		Northrop Grumman Corp.	2,875,206
25,919		Parker-Hannifin Corp.	1,372,670
7,890		Raytheon Co.	357,259
7,911		SPX Corp.	417,543
37,782		Trinity Industries, Inc.	637,760
90,496		United Technologies Corp.	5,560,979
		TOTAL	27,588,228
		Consumer Cyclicals – 1.0%
13,301	[1]	BJ's Wholesale Club, Inc.	465,934
30,127	[1]	Discovery Communications Inc.	828,493
64,653		RadioShack Corp.	1,091,989
3,953	[1]	Vail Resorts, Inc.	136,142
		TOTAL	2,522,558
		Consumer Staples – 10.1%
20,606		Campbell Soup Co.	654,241
65,997		General Mills, Inc.	4,350,522
175,613		Kraft Foods, Inc., Class A	4,832,870
194,730		Procter & Gamble Co.	11,294,340
203,931		Safeway Inc.	4,553,779
		TOTAL	25,685,752
Annual Shareholder Report

		Energy – 26.3%
303,413		Chesapeake Energy Corp.	7,433,618
143,037		Chevron Corp.	10,948,052
218,969		ConocoPhillips	10,987,864
70,362		ENSCO International, Inc.	3,221,876
19,462	[1]	Exterran Holdings, Inc.	397,609
161,788		Exxon Mobil Corp.	11,595,346
277,572		Marathon Oil Corp.	8,873,977
118,502	[1]	Mirant Corp.	1,656,658
63,670		Murphy Oil Corp.	3,892,784
82,246		Noble Corp.	3,350,702
25,838	[1]	Plains Exploration & Production Co.	684,707
86,299		Rowan Cos., Inc.	2,006,452
14,782	[1]	Seacor Holdings, Inc.	1,201,333
27,871		Sunoco, Inc.	858,427
		TOTAL	67,109,405
		Financial Services – 23.8%
55,912		Allied World Assurance Holdings Ltd.	2,502,621
55,272		American Financial Group, Inc.	1,359,691
102,482		Ameriprise Financial, Inc.	3,553,051
1,951	[1]	Arch Capital Group Ltd.	131,439
220,084		Chubb Corp.	10,678,476
145,059	[1]	CNA Financial Corp.	3,157,934
63,040		Endurance Specialty Holdings Ltd.	2,268,810
61,381		Everest Re Group Ltd.	5,370,224
60,758		Goldman Sachs Group, Inc.	10,339,189
115,260		HCC Insurance Holdings, Inc.	3,041,711
169,011		MetLife, Inc.	5,751,444
36,328		Prudential Financial, Inc.	1,643,115
9,786		Reinsurance Group of America	451,135
76,603		RenaissanceRe Holdings Ltd.	4,021,657
25,993	[1]	TFS Financial Corp.	303,078
81,377		The Travelers Cos., Inc.	4,051,761
14,722		Transatlantic Holdings, Inc.	743,461
61,881		Unum Group	1,234,526
		TOTAL	60,603,323
		Health Care – 8.6%
75,032		Aetna, Inc.	1,953,083
Annual Shareholder Report

42,052		AmerisourceBergen Corp.	931,452
72,671	[1]	Amgen, Inc.	3,904,613
75,902	[1]	Health Net, Inc.	1,131,699
52,179		McKesson HBOC, Inc.	3,064,473
144,174		UnitedHealth Group, Inc.	3,741,315
11,420		Universal Health Services, Inc., Class B	635,523
94,539	[1]	Wellpoint, Inc.	4,420,643
38,485	[1]	Zimmer Holdings, Inc.	2,023,156
		TOTAL	21,805,957
		Information Technology – 2.2%
19,836	[1]	DST Systems, Inc.	827,360
49,000	[1]	EMC Corp.	807,030
60,637	[1]	Lexmark International Group, Class A	1,546,243
45,922		Maxim Integrated Products, Inc.	765,520
39,452	[1]	Thermo Fisher Scientific Inc.	1,775,340
		TOTAL	5,721,493
		Public Utilities – 7.4%
153,032		Edison International	4,869,478
55,014		Energen Corp.	2,414,014
217,055		Sempra Energy	11,167,480
12,397		Telephone and Data Systems, Inc.	367,199
		TOTAL	18,818,171
		Transportation – 4.2%
23,352		Alexander and Baldwin, Inc.	673,238
53,893		CSX Corp.	2,273,207
142,075		Norfolk Southern Corp.	6,623,536
29,658		Overseas Shipholding Group, Inc.	1,164,077
		TOTAL	10,734,058
		TOTAL COMMON STOCKS (IDENTIFIED COST $221,312,295)	251,716,474
		MUTUAL FUNDS – 1.7%
4,230,513	[2,3]	Prime Value Obligations Fund, Institutional Shares, 0.22% (AT NET ASSET VALUE)	4,230,513
		TOTAL INVESTMENTS — 100.5% (IDENTIFIED COST $225,542,808)[4]	255,946,987
		OTHER ASSETS AND LIABILITIES - NET — (0.5)%[5]	(1,151,252)
		TOTAL NET ASSETS — 100%	$254,795,735
Annual Shareholder Report

1	Non-income producing security.
2	Affiliated company.
3	7-Day net yield.
4	The cost of investments for federal tax purposes amounts to $225,857,191.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
  Note: The categories of investments are shown as a percentage of total net assets at October 31, 2009.
  Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
  Level 1 — quoted prices in active markets for identical securities
  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
  The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
  The following is a summary of the inputs used, as of October 31, 2009, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1 - Quoted Prices and Investments in Mutual Funds	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equity Securities:
Domestic	$234,071,021	$ —	$ —	$234,071,021
International	17,645,453	—	—	17,645,453
Mutual Funds	4,230,513	—	—	4,230,513
TOTAL SECURITIES	$255,946,987	$ —	$ —	$255,946,987
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities

October 31, 2009

Assets:
Total investments in securities, at value, including $4,230,513 of an investment in an affiliated issuer (Note 5) (identified cost $225,542,808)		$255,946,987
Receivable for investments sold		3,591,579
Income receivable		325,870
Receivable for shares sold		174,192
TOTAL ASSETS		260,038,628
Liabilities:
Payable for investments purchased	$3,684,038
Payable for shares redeemed	1,408,150
Payable for shareholder services fee (Note 5)	56,228
Accrued expenses	94,477
TOTAL LIABILITIES		5,242,893
Net assets for 12,986,966 shares outstanding		$254,795,735
Net Assets Consist of:
Paid-in capital		$264,889,524
Net unrealized appreciation of investments		30,404,179
Accumulated net realized loss on investments		(40,774,614)
Undistributed net investment income		276,646
TOTAL NET ASSETS		$254,795,735
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$254,795,735 ÷ 12,986,966 shares outstanding, no par value, unlimited shares authorized		$19.62
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations

Year Ended October 31, 2009

Investment Income:
Dividends (including $76,322 received from an affiliated issuer (Note 5))			$7,467,231
Expenses:
Investment adviser fee (Note 5)		$1,807,137
Administrative personnel and services fee (Note 5)		187,077
Custodian fees		25,759
Transfer and dividend disbursing agent fees and expenses		190,826
Directors'/Trustees' fees		14,790
Auditing fees		22,000
Legal fees		4,920
Portfolio accounting fees		127,733
Shareholder services fee (Note 5)		489,866
Account administration fee		47,993
Share registration costs		34,886
Printing and postage		34,908
Insurance premiums		5,160
Miscellaneous		11,738
TOTAL EXPENSES		3,004,793
Waiver, Reimbursement and Reductions:
Reimbursement of investment adviser fee (Note 5)	$(518,938)
Waiver of administrative personnel and services fee (Note 5)	(3,713)
Reimbursement of shareholder services fee (Note 5)	(95,878)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(12,307)
Reduction of custodian fees (Note 6)	(996)
TOTAL WAIVER, REIMBURSEMENT AND REDUCTIONS		(631,832)
Net expenses			2,372,961
Net investment income			5,094,270
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(27,197,376)
Net change in unrealized appreciation of investments			38,244,220
Net realized and unrealized gain on investments			11,046,844
Change in net assets resulting from operations			$16,141,114

  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended October 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,094,270	$5,559,115
Net realized loss on investments	(27,197,376)	(8,971,455)
Net change in unrealized appreciation/depreciation of investments	38,244,220	(138,595,088)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	16,141,114	(142,007,428)
Distributions to Shareholders:
Distributions from net investment income	(5,610,983)	(5,227,861)
Distributions from net realized gain on investments	—	(93,798,669)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(5,610,983)	(99,026,530)
Share Transactions:
Proceeds from sale of shares	28,356,968	42,411,716
Net asset value of shares issued to shareholders in payment of distributions declared	4,927,541	89,428,854
Cost of shares redeemed	(68,422,312)	(193,895,042)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(35,137,803)	(62,054,472)
Change in net assets	(24,607,672)	(303,088,430)
Net Assets:
Beginning of period	279,403,407	582,491,837
End of period (including undistributed net investment income of $276,646 and $793,359, respectively)	$254,795,735	$279,403,407

  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements

October 31, 2009

1. Organization

Federated Stock Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The investment objective of the Fund is to provide growth of income and capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury Annual Shareholder Report and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities Annual Shareholder Report may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2009, tax years 2005 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

Annual Shareholder Report

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2009, the Fund had no outstanding securities on loan.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. Shares of Beneficial Interest

The following table summarizes share activity:

Year Ended October 31,	2009	2008
Shares sold	1,676,105	1,740,894
Shares issued to shareholders in payment of distributions declared	298,360	3,595,235
Shares redeemed	(3,997,350)	(7,918,304)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(2,022,885)	(2,582,175)

4. Federal Tax Information

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2009 and 2008, was as follows:

	2009	2008
Ordinary income[1]	$5,610,983	$18,556,415
Long-term capital gains	$ —	$80,470,115
1	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$270,641
Capital loss carryforwards	$(40,454,227)
Net unrealized appreciation	$30,089,797
Annual Shareholder Report

The difference between book-basis and the tax basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At October 31, 2009, the cost of investments for federal tax purposes was $225,857,191. The net unrealized appreciation of investments for federal tax purposes was $30,089,796. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $34,711,224 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,621,428.

At October 31, 2009, the Fund had a capital loss carryforward of $40,454,227 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, $11,330,423 of such capital loss carryforward will expire on October 31, 2016, and $29,123,804 will expire on October 31, 2017.

5. Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee

Effective April 1, 2009 Federated MDTA LLC is the Fund's investment adviser (the “Adviser”). Prior to April 1, 2009, Federated Equity Management Company of Pennsylvania was the Fund's investment adviser. The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.750% of the first $500 million in average daily net assets, 0.675% of the second $500 million in average daily net assets, 0.600% of the third $500 million in average daily net assets, 0.525% of the fourth $500 million in average daily net assets, and 0.400% of average daily net assets in excess of $2 billion. Under the investment advisory contract, which is subject to annual review by the Fund's Trustees, the Adviser will waive the amount, limited to the amount of the advisory fee, by which the Fund's aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its Shares under federal and state laws, expenses of withholding taxes and extraordinary expenses, exceed 1.00% of its average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may also voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Annual Shareholder Report

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended
October 31, 2009, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $3,713 of its fee.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $13,681 of Service Fees for the year ended October 31, 2009. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended October 31, 2009, FSSC voluntarily reimbursed $95,878 of shareholder services fees. For the year ended October 31, 2009, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund (after the voluntary waivers and reimbursements) will not exceed 0.99% through the latter of (“The Termination Date”): (a) December 31, 2010 or (b) the date of the Fund's next prospectus. While the Adviser and it's affiliates currently do not anticipate terminating this arrangement prior to the Termination Date, this arrangement may only be terminated prior to the Termination Date with the agreement of the Fund's Board of Directors.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in another affiliated mutual fund. For the year ended October 31, 2009, the Adviser reimbursed $518,938. Transactions with the affiliated company during the year ended October 31, 2009 were as follows:

Affiliate	Balance of Shares Held 10/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2009	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	7,272,874	50,471,225	53,513,586	4,230,513	$4,230,513	$76,322
Annual Shareholder Report

6. Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2009, the Fund's expenses were reduced by $12,307 under these arrangements.

Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended October 31, 2009, the Fund's expenses were reduced by $996 under these arrangements.

7. Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended October 31, 2009, were as follows:

Purchases	$440,663,849
Sales	$465,300,914

8. Line of Credit

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of October 31, 2009, there were no outstanding loans. During the year ended October 31, 2009, the Fund did not utilize the LOC.

9. Interfund Lending

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other Funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating affiliated Funds. As of October 31, 2009, there were no outstanding loans. During the year ended October 31, 2009, the program was not utilized.

10. Legal Proceedings

Since October 2003, Federated Investors, Inc. and related entities ( collectively, “Federated”) and various Federated funds (Funds) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (NYAG) and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in Annual Shareholder Report several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, have been defending this litigation and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

11. Subsequent Events

Management has evaluated subsequent events through December 24, 2009, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

12. FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended October 31, 2009, 100% of total ordinary income (including short term capital gain) distributions made by the fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099- Div.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2009, 100% qualify for the dividend received deduction available to corporate shareholders.

Annual Shareholder Report

Report Of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF FEDERATED STOCK TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Stock Trust (the “Fund”) as of October 31, 2009, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period presented prior to November 1, 2005, was audited by other independent registered public accountants whose report thereon dated December 20, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Stock Trust as of October 31, 2009, and the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 24, 2009

Annual Shareholder Report

Board of Trustees and Fund Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised one portfolio, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested TRUSTEES Background

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: December 1981	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: November 1999	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT TRUSTEES Background

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.
Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Trustee St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee and Chairman of the Board of the Federated Fund Complex.
Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 2000	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.
Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1982	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: January 1982	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Annual Shareholder Report

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract - May 2009

Federated Stock Trust (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons Annual Shareholder Report with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the periods covered by the report, the Fund's performance for the one-year and three-year periods was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the five-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or Annual Shareholder Report reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with additional “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of additional breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these Annual Shareholder Report circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the “Products” section of the Web site, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's Web site at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Stock Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313900102

29457 (12/09)

Federated is a registered mark of Federated Investors, Inc.
2009 Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr. and Thomas M. O’Neill.

Item 4.                      Principal Accountant Fees and Services

(a)           Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2009 - $23,000

Fiscal year ended 2008 - $23,000

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2009 - $0

Fiscal year ended 2008 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2009 - $0

Fiscal year ended 2008 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2009 - $0

Fiscal year ended 2008 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $1,797 and $0 respectively.  Fiscal year ended 2009 – Discussion on accounting related to REMICS.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2009 – 0%

Fiscal year ended 2008 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2009 – 0%

Fiscal year ended 2008 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2009 – 0%

Fiscal year ended 2008 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2009 - $20,238

Fiscal year ended 2008 - $73,702

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                                Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                                Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated Stock Trust

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	December 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue, Principal Executive Officer
Date	December 22, 2009

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	December 22, 2009